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                                                                EXHIBIT 10.14(d)

                                 AMENDMENT NO. 3
                                     TO THE
                        SUPPLEMENTAL RETIREMENT PLAN FOR
                 ELIGIBLE EMPLOYEES OF AECO PRODUCTS DIVISION OF
                        NATIONAL SERVICE INDUSTRIES, INC.


         THIS AMENDMENT made as of the 31st day of August, 2001, by National Service Industries, Inc., a Delaware corporation ("NSI");

                              W I T N E S S E T H:

         WHEREAS, NSI has previously established the Supplemental Retirement Plan for Eligible Employees of AECO Products Division of National Service Industries, Inc. (the "Plan") for the exclusive benefit of its eligible employees and their beneficiaries; and

         WHEREAS, effective as of August 31, 2001, NSI will restructure its business operations and form several new subsidiary corporations; and

         WHEREAS, NSI desires to amend the Plan in connection with the restructuring; and

         WHEREAS, pursuant to the power of amendment contained in Section 11.1 of the Plan, the Plan is hereby amended as follows:

                                       1.

         Section 1.1(m) of the Plan is hereby amended by deleting such section in its entirety and substituting the following:

         "1.1(m) Company: Company shall mean the AECO Products Division of National Service Industries, Inc. (CA), formerly known as NSI Enterprises, Inc."

                                       2.

         This Amendment shall be effective August 31, 2001.

                                       3.

         Except as provided herein, the provisions of the Plan shall remain in full force and effect.


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         IN WITNESS WHEREOF, NSI has caused this Amendment No. 3 to be executed by its duly authorized corporate officers as of the date and year first written above.


ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



By: /s/ Carol E. Morgan                     By: /s/ Kenyon W. Murphy
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